SHAREHOLDER REPORT                                         (Company Logo)
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Published for the fund shareholders of U.S. Global Investors         Fall 1997
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(GRAPHICS: Picture of Race Horses)


                    INVESTING TO WIN, PLACE AND SHOW


Your Retirement
The Roth IRA

                                             Expert Insights
                                   Why You Can't Trust Wall Street's Ratings

Fund Focus
U.S. Global Resources Fund

(page 2)
                              SHAREHOLDER REPORT

MESSAGE FROM THE PRESIDENT
INVESTING TO WIN, PLACE AND SHOW
                                            (GRAPHICS:  Picture of Frank Holmes)

Dear Shareholder,

I recently read a book which convinced me that asset allocation is like horse racing. Bet $50 on a longshot at 20 to 1 and you could make $1,000, if she wins. But long shots all too often come in last. If you bet the favorite to win, place and show, however, you've hedged your bet. If the safer strategy sounds boring, consider this: The winner paid $3 for coming in third place; you would have won $1 on a $2 bet. Not as exciting as winning 20-to-1 odds, but still a 50% rate of return in a single day.

Which do you tend to pick for your portfolio, longshots or favorites? At the racetrack, only the odds makers get rich. You can profit, however, from bethedging investment strategies. All you must do is divide up your portfolio to win, place and show. Don't try to pick only triple-crown winners for your portfolio; bet on consistent top performers and your bets will pay off in the long run.

Watching the price of gold continue its losing streak, many investors are wondering: is gold a dark horse or a dead horse? Investment guru Peter Lynch wrote in the November issue of Worth Magazine, "The trend has been ugly, I know, but I think things may begin looking up for gold--and, more important for our purposes, for gold-mining companies. The best news is that if you buy the right companies the commodity price doesn't have to jump for the stocks to show a nice increase. And, if the price of gold does eventually rise, these companies will make huge profits."

I agree with Mr. Lynch. The problem with gold is that it is undergoing a reevaluation in the marketplace. For centuries, gold reserves represented the wealth of a nation. Yet some of the world's central bankers have begun to wonder whether gold is a true measure of economic strength in a modern global economy. A few countries have sold off the metallic contents of their vaults. While the amount of gold sold off by the central banks over the past few years has been minimal--they still hold 97.6% of the gold they held at the end of 1994--the sentimental market didn't take the news well. And gold's other traditional role as an inflation hedge doesn't get much of an audience these days as inflation rates are more or less in check in most of the industrialized world. Still reeling from the Bre-X scandal, in which the mining company's claim to have found the world's largest gold mine was uncovered as a fraud, many investors have abandoned gold stocks.

Yet the gold industry's prospects are shining. Physical demand for gold has outstripped mine supply for seven years in a row. Much of that demand comes from Asia where to a growing middle class gold is a symbol of wealth and hedge against currency uncertainty. In China, Vietnam and India, high-karat gold jewelry is the equivalent of a savings account.

--------------------------------------------------------------------------------
Test Your Global IQ
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1        Where in the world is Kirghizia?
2        For what is Titusville, PA best known?
3 In the area of the world we call Iran and Turkey, when were nuggets of copper first mined from weathered veins of malachite and azurite ores?
4        In Europe, from 1500 to 1568,  the cost of living index rose 1,000 points - why?
5        Who is still the United States biggest trading partner?
6        What did Carol Jemison and Ellen Ochoa do that most people in the world have not done nor will ever do?
7        Which covers more square miles - Canada or Australia?
8        Which European Country possesses the longest coastline?

Answers are on page 9
--------------------------------------------------------------------------------
Gift Idea
--------------------------------------------------------------------------------
The Holidays are just around the corner... are you searching for the perfect gift? UTMA accounts are a great way to invest in a child's future. Best of all, you can open a UTMA account in many of our funds with as little as $50. Wouldn't it be nice to have one less thing to worry about this holiday season?

Call an Investor Representative for more details. 1-800-US-FUNDS

For more complete information about the funds managed by U.S. Global Investors, Inc., including charges and expenses, call 1-800-873-8637 or visit us at www.usfunds.com for a prospectus. Read it carefully before you invest or send money.

(page 3)
                         SHAREHOLDER REPORT

In many developing countries, demand for gold miners is increasing as well. Dozens of countries long closed to foreigners have begun welcoming mineral exploration. With so much new territory in play, spending on exploration has tripled in Asia, quadrupled in Latin America and quintupled in Africa in the past five years. The payoff for the prospectors is lower production costs. At gold rich mines in emerging markets where labor is cheap and regulations are few, production costs can run as low as $100 an ounce vs. upwards of $300 in South Africa and around $240 in the United States. When gold trades at depressed prices, many older mines can barely afford to take the gold out of the ground, much less turn a profit. At $325 per ounce the average mine's profit margin is only 2%, causing more mines to close down: further limiting supply, which could lead to higher gold prices.
                                             (GRAPHICS: Picture of a Girl)

For our gold fund portfolios, we search for the gold companies that are producing respectable profits even at today's depressed gold prices. These companies stand to make huge profits when gold prices eventually rise. For example, if a company can produce gold for $283 per ounce, it makes $42 when the price of gold is at $325. If the spot price for gold rallies just 25% to $406, its profits increase 300% and the stock price explodes. In emerging markets, investors prefer gold in a physical form--jewelry or bullion; in advanced economies, gold stocks and the funds that invest in them are the better play.

(GRAPHICS: Picture of a Girl)

The gold industry's prospects are shining. Despite Bre-X, companies are digging new mines around the world. Our gold team will continue to travel to these remote sites on due diligence missions and to meet with the management teams of these projects. In a few weeks I'll be traveling to South America to check out mining properties in Chile and Peru.

Bet on gold but not with more that 5-10% of your assets. Remember to place your bets on a variety of investments to ensure against those that don't pay off. Look to us for your asset diversification in global markets, sector funds, tax-free bonds, American blue-chip and growth stocks and safe-harbor money markets. And use our innovative ABC Investment Plan(R) to add to your portfolio over time.


Sincerely yours,

/s/FRANK HOLMES

Frank Holmes
Chairman & CEO

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Global IQ Quiz Answers
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1        Central Asia. Kazakhstan lies to its north, Uzbekistan to the west,
         Tajikistan to the southwest, and China to the southeast.
2        1st commercial oil well in the US, in 1859.
3        7000 BC.
4        Gold and silver from the New World was now in circulation.
5        Canada.
6 In 1992, Carol Jemison was the first black woman in space. In 1993 Ellen Ochoa was the first Hispanic woman in space.
7        Canada at 9,215,430; Australia spans only 7,682,300.  But with only
         6.07 people per square mile vs 7.45 in Canada, Australia probably feels roomier.
8        Denmark. Greenland is a Danish possession.




The Shareholder Report is published four times a year by U.S. Global Investors as a service to shareholders of our funds. Please send any comments, suggestions or questions to:

Editor, Shareholder Report
U.S. Global Investors
P.O. Box 781234
San Antonio, TX 78278-1234

Susan Filyk, Editor
Mark Talbot-Kelly, Creative Director
William Chaffey, Associate Editor
Contributors: Robin Ewing, Heather Hardinge, Wendy Ortega, Christina Frances,
              Tom Hewitt.

(Page 4)
                              SHAREHOLDER REPORT

FUND FOCUS
U.S. GLOBAL RESOURCES FUND*

WHAT TYPES OF STOCKS MAKE UP THE U.S. GLOBAL RESOURCES FUND PORTFOLIO?

We invest in companies involved in the production and transportation of all natural resources, the building blocks of every economy in the world. Our portfolio is two-thirds energy stocks with the other third split between various metals and industrial stocks. Our investments run the gamut from oil drilling stocks to gold mining companies to railroad stocks. Currently the Fund has a higher proportion of its assets in the mid-cap and low-cap sector because that's where we believe the better values lie. This is definitely a global fund--we take advantage of opportunities around the world.

                                      (GRAPHICS:  Picture of Earth Exploration)

WHY IS NOW A GOOD TIME TO INVEST IN THE NATURAL RESOURCE SECTOR?

Tremendous growth in the world economy has created an unprecedented demand for natural resources. Everybody wants to raise their standard of living, and that requires the consumption of natural resources. If people want better housing, they have to have lumber; if they want cars, they need fuel and steel. World oil consumption, which historically has grown at the rate of about 1.5% per year, grew at an average of 2.5% per year over the last two years as China, Southeast Asia and the former Soviet Union opened up their economies. China's imports of crude oil soared 32% in 1996, so we're seeing a tremendous surge in energy needs in the developing world. And once someone has a car they won't go back to riding a bicycle.

(GRAPHICS: Picture of Logs in Water)

WHY SHOULD THE U.S. GLOBAL RESOURCES FUND BE PART OF AN EQUITY PORTFOLIO?

In two words: diversification and growth. Natural resource funds offer protection in an inflationary environment. In addition, the U.S. Global Resources Fund provides a way of increasing your weighting in a very important sector of the S&P 500: energy. If you only own equity funds, you're probably underexposed to the energy sector--an area in which we anticipate significant growth.

WHAT IS YOUR INVESTMENT STRATEGY?

We use the Dow Jones World Industry Groups Index as a benchmark for the construction of our portfolio. We review the market capitalization and company operations in each sector. Then we decide if we want to be underweight or overweight in a sector depending on what we see going on in that industry. If one sector appears more attractive than the others, we'll definitely overweight that sector. If you look at major international oils, they account for 33-34% of the total natural resource universe, whereas oil and gas service companies account for only 2-3%. Our portfolio has the two weightings switched because the

(GRAPHICS: Picture of Oil Wells)

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MEET THE MANAGER:
--------------------------------------------------------------------------------
(GRAPHICS: Comical Picture of a Man on a Building)
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Ralph Aldis

Ralph Aldis, a CFA with an MA in Energy and Mineral Resources from the University of Texas at Austin and a BS with honors in geology from Stephen F. Austin State University, manages the Fund. He has been a manager with U.S. Global Investors for five years.

--------------------------------------------------------------------------------
ON THE WEB
--------------------------------------------------------------------------------

Visit us on the Web at:             www.us-global.com

Other Financial Websites:
Microsoft Investor                  www.investor.msn. com
The Wall Street Journal             www.wsj.com
Forbes                              www.forbes.com
Barron's                            www.barrons.com
CNNfn                               www.cnnfn.com


(Page 5)
                         SHAREHOLDER REPORT

(GRAPHICS:  Picture of Bulldozers Digging)

sector that we believe will benefit most from the present situation is the service sector. The style is anticipatory; we're not waiting for something to happen before we buy. We're looking at the fundamentals, looking at what's going on, and we're going to be there early.

WHAT IS THE VALUE OF HAVING RESEARCH ANALYSTS IN-HOUSE WITH EXPERTISE IN THE AREAS OF MINERALS AND RESOURCE EXTRACTION?

We know the territory. We look for companies with low debt and strong growth profiles. We do in-house analysis and buy some third party research. That research is unbiased; there's no corporate slant, so it's very important. Our valuation models help us see through the smoke and mirrors that the brokers put up. A lot of people focus on what stocks to buy. That may be good information, but it's only half the picture. One of the questions we ask ourselves is which stocks do we definitely not want to own, and that helps lead us to the stocks that we do want.

HOW DOES THE U.S. GLOBAL RESOURCES FUND MANAGE RISK?

We manage risk by diversifying not only by industry sector, but by country as well. We're invested in 10 industrial sectors in over 18 countries. We cannot have more than 25% of the fund exposed to any single sector of a given industry. A downturn in any one sector won't significantly impact the fund. And because we invest in companies with strong growth profiles, regardless of what happens to the commodity prices, we expect the share prices of those companies to generally go up. If there is inflationary pressure, the prices of the commodity that the company produces goes up in unit price, providing a hedge against inflation.

                                        (GRAPHICS: Picture of a Machinery Plant)
DO YOU LOOK FOR PROVEN EARNINGS?

We look at the strength in the individual commodity. In the natural resource world the underlying commodity drives the performance of stocks. Oil companies do well when the oil price is rising and vice versa. On the London metal exchange inventory levels for base metals are posted every day. For example, with zinc the level is down, so you don't have the physical inventory to supply the market. So we're overweighted in zinc producers at the moment because the fundamentals are very good.

WHY HAS THE FUND'S PERFORMANCE IMPROVED SO DRAMATICALLY IN THE LAST TWO YEARS?

(GRAPHICS: Picture of a Man and Heated Metal)

We've been very active in the management of this fund. We're very well staffed and have the resources and the expertise. I think a major factor is experience. We're focused to spot trends and act quickly to capitalize on those trends. You have to look at the fundamentals. Global growth is spurring an unprecedented demand for natural resources. Our team has the experience to capitalize on that demand.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
1 Year            5 Year            10 Year
43.64%            15.03%            2.43%

From 9/30/94 to 9/30/97
Inception:                      Aug. 30, 1984
Initial Share price:                       $1
Share Price as of 9/30/97:              $9.13
Minimum Investment:                    $5,000
Total Assets                      $43 Million
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FUND PERFORMANCE
--------------------------------------------------------------------------------

(CHART)

September 30th 94 To September 30th 97, NAV - NAV, Total Return, Based In U S Dollar, Calculation LumpSum(10000)

[Linear graph plotted from data in table below]

             US Global Resources Fund
           9/30/94   $10,000.00
          10/31/94    $9,842.02
          11/4/94     $9,731.44
          11/11/94    $9,620.85           micropal/chart/3yr/lumpsum/10000
          11/18/94    $9,462.87
          11/25/94    $9,257.50
          11/30/94    $9,273.30
          12/2/94     $9,210.11
          12/9/94     $9,146.92
          12/16/94    $9,210.11
          12/23/94    $9,146.92
          12/30/94    $9,273.30
           1/6/95     $9,073.16
           1/13/95    $9,173.23
           1/20/95    $9,189.91
           1/27/95    $9,006.44
           1/31/95    $8,789.62
           2/3/95     $8,973.09
           2/10/95    $8,973.09
           2/17/95    $8,939.73
           2/24/95    $8,939.73
           2/28/95    $8,889.69
           3/3/95     $8,756.27
           3/10/95    $8,606.16
           3/17/95    $8,923.05
           3/24/95    $8,973.09
           3/31/95    $9,139.87
           4/7/95     $9,239.94
           4/14/95    $9,239.94
           4/21/95    $9,356.70
           4/28/95    $9,390.05
           5/5/95     $9,490.12
           5/12/95    $9,490.12
           5/19/95    $9,473.44
           5/26/95    $9,556.84
           5/31/95    $9,506.80
           6/2/95     $9,490.12
           6/9/95     $9,590.20
           6/16/95    $9,573.52
           6/23/95    $9,606.87
           6/30/95    $9,606.87
           7/7/95     $9,940.45
           7/14/95   $10,040.52
           7/21/95    $9,873.73
           7/28/95    $9,890.41
           7/31/95    $9,873.73
           8/4/95     $9,990.48
           8/11/95    $9,807.02
           8/18/95   $10,007.16
           8/25/95   $10,040.52
           8/31/95   $10,023.84
           9/1/95    $10,007.16
           9/8/95    $10,107.23
           9/15/95   $10,090.55
           9/22/95   $10,040.52
           9/29/95    $9,990.48
          10/6/95     $9,773.66
          10/13/95    $9,823.70
          10/20/95    $9,756.98
          10/27/95    $9,540.16
          10/31/95    $9,540.16
          11/3/95     $9,623.55
          11/10/95    $9,673.59
          11/17/95    $9,573.52
          11/24/95    $9,640.23
          11/30/95    $9,640.23
          12/1/95     $9,690.27
          12/8/95     $9,890.41
          12/15/95    $9,907.09
          12/22/95    $9,990.48
          12/29/95   $10,107.23
           1/5/96    $10,293.15
           1/12/96   $10,157.94
           1/19/96   $10,141.04
           1/26/96   $10,259.35
           1/31/96   $10,479.07
           2/2/96    $10,681.89
           2/9/96    $10,648.09
           2/16/96   $10,715.69
           2/23/96   $10,732.60
           2/29/96   $10,597.38
           3/1/96    $10,614.28
           3/8/96    $10,462.17
           3/15/96   $10,732.60
           3/22/96   $11,003.02
           3/29/96   $11,188.94
           4/5/96    $11,290.35
           4/12/96   $11,273.45
           4/19/96   $11,459.37
           4/26/96   $11,814.31
           4/30/96   $11,848.11
           5/3/96    $11,712.90
           5/10/96   $11,763.60
           5/17/96   $11,915.72
           5/24/96   $12,084.73
           5/31/96   $12,034.03
           6/3/96    $11,983.32
           6/4/96    $11,932.62
           6/5/96    $11,915.72
           6/6/96    $11,679.09
           6/7/96    $11,695.99
           6/14/96   $11,611.49
           6/21/96   $11,611.49
           6/28/96   $11,797.40
           7/5/96    $11,763.60
           7/12/96   $11,814.31
           7/19/96   $11,611.49
           7/26/96   $11,307.25
           7/31/96   $11,290.35
           8/2/96    $11,493.17
           8/9/96    $11,476.27
           8/16/96   $11,611.49
           8/23/96   $11,881.91
           8/30/96   $11,695.99
           9/6/96    $11,780.50
           9/13/96   $12,118.54
           9/20/96   $11,966.42
           9/27/96   $12,084.73
           9/30/96   $12,169.24
          10/4/96    $12,473.47
          10/11/96   $12,507.28
          10/18/96   $12,811.51
          10/25/96   $12,727.00
          10/31/96   $12,743.90
          11/1/96    $12,743.90
          11/8/96    $12,794.61
          11/15/96   $13,132.64
          11/22/96   $13,487.58
          11/29/96   $13,419.97
          12/6/96    $13,132.64
          12/13/96   $12,828.41
          12/20/96   $13,436.87
          12/27/96   $13,538.28
          12/31/96   $13,555.18
           1/3/97    $13,497.75
           1/10/97   $14,148.70
           1/17/97   $14,397.60
           1/24/97   $13,880.66
           1/31/97   $14,052.97
           2/7/97    $13,957.24
           2/14/97   $13,765.79
           2/21/97   $13,631.77
           2/28/97   $13,287.14
           3/7/97    $13,765.79
           3/14/97   $13,727.50
           3/21/97   $13,593.48
           3/28/97   $13,382.87
           3/31/97   $13,191.41
           4/4/97    $12,827.65
           4/11/97   $12,636.19
           4/18/97   $12,770.21
           4/25/97   $12,846.79
           4/30/97   $12,846.79
           5/2/97    $12,923.37
           5/9/97    $13,325.44
           5/16/97   $13,765.79
           5/23/97   $14,052.97
           5/30/97   $14,072.12
           6/6/97    $14,206.14
           6/13/97   $13,899.81
           6/20/97   $13,708.35
           6/27/97   $13,842.37
           6/30/97   $14,052.97
           7/4/97    $14,340.16
           7/11/97   $14,110.41
           7/18/97   $14,416.74
           7/25/97   $14,493.33
           7/31/97   $15,220.86
           8/1/97    $15,201.72
           8/8/97    $15,259.15
           8/15/97   $15,144.28
           8/22/97   $15,412.32
           8/29/97   $16,063.28
           9/5/97    $16,350.46
           9/12/97   $16,886.54
           9/19/97   $17,173.73
           9/26/97   $17,307.75
           9/30/97   $17,480.06

Fund Holdings

As of 9/30/97

Energy                     69.08%
Metals                     8.35%
Gold                       8.16%
Industrials                5.96%
Chemicals                  5.19%
Cash                       1.58%
Railroads                  1.0%
Forest Products            0.68%

*The abbreviation "U.S." contained herein stands solely for United Services and in no way represents or is affiliated with the United States Government or its agencies. For more complete information about U.S. Global Investors' funds, including charges and expenses, call 1-800-US- FUNDS or visit our Web site at www.usfunds.com for a free prospectus. Read it carefully before you invest or send money. It details the special risks, such as political, economic and business risks, of investing in emerging markets.

(Page 6)
                         SHAREHOLDER REPORT


FUND NOTES

U.S. WORLD GOLD FUND AND U.S. GOLD SHARES FUND

The price of gold per ounce is trading at a near twelve year low. In the past year, central bank gold sales have driven the price down, and rumors that central banks will continue to sell is having a negative impact on the price per ounce. Heavy selling has occurred from undisclosed sources whenever gold starts to rise. The expected consolidations in the industry have not yet materialized. Continuing low inflation means that people are taking their money out of gold and moving into other areas of investment. On the plus side, buying gold fund shares now is like buying shares on sale. Eventually, we believe the price of gold will level off and begin to climb back up.

The U.S. World Gold Fund focuses on low cost producers with growth potential, trading below net asset value--companies that are still going to make money for investors in this bear gold market. If the price of gold goes up, that's an added bonus to shareholders. We buy gold stocks of quality companies in order to protect our investors and maintain a high exposure to the gold market. We do not bet on the gold price; we do not change the criteria of the companies we invest in; we do not gamble with our shareholders' investments.

With the U.S. Gold Shares Fund, we're sticking more with the blue-chip gold companies, or companies that produce at least 200,000 ounces of gold per year. These companies will be more sensitive to gold prices. We are lowering the percentage of investment in South Africa. The South African stocks comprise about 50% of the portfolio, with the other 50% made up of value companies outside of South Africa.

(GRAPHICS:  A slide of pictures of miscellaneous places)

U.S. GLOBAL RESOURCES FUND

Recent royalty reductions for deepwater tracts in the Gulf of Mexico generated a positive shock wave throughout the oil and gas industry, spurring dramatic increase in the fund's NAV during the quarter. Late August saw a record 1,224 bids on 804 leases off the Texas and western Louisiana coast, bringing great benefit to the oil and gas service sector, where the fund is heavily weighted.

Due to the fact that there is more deepwater acreage on license than rigs to drill it, and because oil companies which have purchased tracts must drill or lose their lease, the oil service sector has pricing power. They have raised their prices. In some cases, revenues and stock prices in this sector have gone up 200-300% in the past year. Even if oil prices drop, drilling and exploring will continue, which is good news for the Fund.

--------------------------------------------------------------------------------
GLOBAL INVESTMENT OPPORTUNITIES
--------------------------------------------------------------------------------
(GRAPHICS:  Comical picture of a man on the world)

Several of our fund managers spanned the globe this quarter seeking out investment opportunities for our shareholders. Bin Shi, manager for the China Region Opportunity Fund, traveled to his native China to check holdings and explore investment possibilities in emerging markets there. Michael Chapman, portfolio manager for U.S. World Gold and U.S. Gold Shares Funds, traveled to Australia to check on operations at 12 gold mines owned by the Fund, from Port Hedland to Kalgoorlie. President and CEO Frank Holmes sought a first-hand look of the emerging Eastern European markets. He traveled to Hungary and Romania to speak with business and civic leaders there.

(page 7)
                         SHAREHOLDER REPORT


In addition, demand for natural resources continues to accelerate. World oil consumption has grown at about 2.5% per year over the last two years. China, Southeast Asia, and the former Soviet Union continue to open up their economies, spurring the demand for natural resources.

BONNEL GROWTH FUND

Three years after its inception, the basic core of the Bonnel Growth Fund- -technology, health care, and retailing--remains consistent. Technology keeps costs down by making industry faster and more efficient. Health care continues to advance rapidly--hardly a day goes by without a medical breakthrough in the news. We look for companies that can capitalize on these advancements. Retailing remains an attractive industry thanks in part to the Generation Xers who have quarterly buying patterns based on maintaining the latest fashion trend. This fashion consciousness is translating into big dollar signs throughout the retail industry. We're still positive on the economy and foresee no major increases in interest rates. Don't be surprised by minor corrections--look to them as buying opportunities.

(GRAPHICS:  A slide of pictures of miscellaneous places)

U.S. REAL ESTATE FUND

After beating the S&P 500 and Russell 2000 Indices three out of the last four years, the real estate universe was due for a pause in the first half of the year. Nonetheless, Real Estate Investment Trusts (REITs) currently comprise 7.2% of the Russell 2000 Index, and evidence suggests a healthy second half for this year. We expect this sector to out-perform the S&P 500 over the coming year. The office sector of the REIT universe has been the strongest performing sector this quarter. Full service hotel REITS have also done very well. Market participants no longer believe that interest rates are likely to rise as soon or as high as previously expected and inflation expectations remain extremely low.

U.S. ALL AMERICAN EQUITY FUND

With the U.S. All American Equity Fund's stated objective of attempting to outperform the S&P 500, we continue to seek companies that are undervalued and add them to the portfolio. The sectors that have recently attracted our attention as being under valued include financial stocks and real estate investment trusts, or REITs. Cellular and wireless services have both completed a tremendous growth phase and are now more reasonably priced. Interest rates should remain low in the foresee-able future prompting our increased exposure to insurance and financial stocks. Regardless, investors should focus on the long term.

--------------------------------------------------------------------------------
QUOTRON SYMBOLS
--------------------------------------------------------------------------------

Check the performance of your funds using these Quotron Symbols:

U. S. Gold Shares Fund                                        USERX
U. S. All American Equity Fund                                GBTFX
U. S. Global Resources Fund                                   PSPFX
U. S. Tax Free Fund                                           USUTX
U. S. Income Fund                                             USINX
U. S. World Gold Fund                                         UNWPX
U. S. Real Estate Fund                                        UNREX
Bonnel Growth Fund                                            ACBGX
China Region Opportunity Fund                                 USCOX
Regent Eastern European Fund                                  EUROX
U.S.Treasury Securities Cash Fund                             USTXX
U.S. Govt. Securities Savings Fund                            USGXX
Adrian Day Global Opportunity Fund*
United Services Near-Term Tax Free Fund*

* Will be assigned a Quotron Symbol when assets have reached $10 million or more.

(Page 8)
                              SHAREHOLDER REPORT


CHINA REGION OPPORTUNITY FUND

The China Region Opportunity Fund witnessed a large correction this quarter, due in part to abundant profit taking by retail investors in Chinese stocks. Retail investors, with shorter time horizons than institutional investors, are price sensitive rather than fundamental sensitive. However, with the 15th Party Congress concluded, the fourth quarter should benefit greatly from the resulting ideological "stamp of approval" for privatization of state-owned enterprises. The fundamentals for China have never looked better.

Asian markets are under extreme pressure as liquidity leaves the region due to currency concerns. The weakness in Hong Kong stocks had a spillover effect on Chinese stocks, though we expect that the Chinese market will begin to differentiate itself from the Southeast Asian markets and ultimately function independently. We have maintained the China Region Opportunity Fund's position with blue-chip stocks, and have begun increasing our investments in medium and small capitalized companies which we believe to be undervalued.

The market will be under pressure in the short term, but the big picture with China is still positive. With privatization officially moving forward, we continue to focus on China and its prospects for immense growth.

ADRIAN DAY GLOBAL OPPORTUNITY FUND

The Fund continues its focus on the resource area including metals, rubber, paper, and chemical companies; and services including telephone and banking concerns. Geographically, we are a little heavy in our weighting in Britain and small Asian markets. North America, Japan and the major European markets excluding Britain are areas we may be looking to increase our investment.

(GRAPHICS:  A slide of pictures of miscellaneous places)

"Now," according to fund manager Adrian Day, "is a great time to invest in the Fund because we are poised to buy solid companies at lower prices. I am expecting a correction in the U. S. market in the not too distant future. When the U. S. correction occurs, major global markets will correct for the short term. We will be poised with cash. When that moment arrives, we will be prepared to invest in good companies and solid markets at discounted prices."

FIXED INCOME FUNDS: U.S. GOVERNMENT SECURITIES SAVINGS FUND, U.S TAX FREE FUND, UNITED SERVICES NEAR-TERM TAX FREE FUND, AND U.S TREASURY SECURITIES CASH FUND.

The employment report for August showed the unemployment rate essentially unchanged. The economy is growing and inflation is low. Conventional wisdom suggests that growth cannot occur without some inflation. However, remarkable gains in productivity due to advances in technology and demand for lower prices by discriminating consumers may result in disinflation.

--------------------------------------------------------------------------------
FREE Checkwriting
--------------------------------------------------------------------------------
The U.S. Public Interest Research Group issued a report on service fees at financial institutions. Here are some of the results:

Types of fees (annually)

LARGE BANKS
Regular Checking: $218.27
Interest-Bearing Checking: $230.87

SMALL BANKS
Regular Checking: $190.33
Interest-Bearing Checking: $203.17

(GRAPHIC: Picture of a person signing a check)

For free unlimited checkwriting and a competitive yield, try our U.S. Treasury Securities Cash Fund--the virtual banking fund. The Fund is not a bank and is not backed by the FDIC or guaranteed by the United States Government or its agencies, although the securities the fund invests in are. Maintain a minimum balance of $1000 and you will never be charged a monthly fee.

Have you moved? Contact an Investor Representative to update your address.

(Page 9)
                         SHAREHOLDER REPORT

With sharp movements up and down in the stock market, you don't want to get caught in a monetary hard spot at the wrong time. A forced sale of your stocks may cause you to experience unwanted losses or force you to sell out just as the market starts rising and miss out on profits. Keeping a portion of your assets in our fixed income funds allows you to maintain liquidity for emergencies without having to dip into your other investments. As we approach year end, now is a good time to start planning for income taxes. If you find yourself in a high tax bracket, consider investing in one of our tax-free funds to realize the benefits of tax-free dividends.

U.S. INCOME FUND

Utility funds have lagged the market this year and there is good value in this sector. In addition, the street has been talking about the possibility that the Fed may cut interest rates at the FOMC meeting in November. This would give a strong lift to the utility sector. In the near term, we have attractive dividends with the potential for some capital appreciation. We have positioned the portfolio to do very well in the face of the regulatory uncertainties facing this sector. Perhaps most importantly, we have been successful at finding stocks that offer good value and that have appreciated over the course of the year.

(GRAPHICS:  A slide of pictures of miscellaneous places)

REGENT EASTERN EUROPEAN FUND

Investments focus on the "blue chips" in Russia, Hungary, Poland, Ukraine and the Czech Republic. According to fund manager Dominic Bokor-Ingram, "Eastern European markets have turned in such strong performances because they are not at the developed level of Western markets--so they are poised for rapid growth. One can compare these markets to those of America's Frontier West, but growing at 100 times the speed." Recognizing this trend, the Regent Pacific Group started investing in Eastern Europe at the very beginning of the privatization auctions, making them pioneers in those emerging markets.The Regent Pacific Group is the largest portfolio investor in Russia, with assets there totalling over $1 billion.

Russian securities continue to trade at a fraction of the Western asset valuation standards. Meanwhile, both Poland and Hungary continue to experience economic growth and political stability as they develop their economies. The Ukraine, Romania and Croatia are experiencing explosive growth. Focus should remain on the long term. Ultimately, Westernization may lead to these countries becoming members of the now G8. If and when that happens, substantial gains stand to be made in these equities.

--------------------------------------------------------------------------------
Top Performers(1): Average annual total returns as of third quarter ending 9/30/97
                                        1 Year        5 Year           10 Year
    U.S. Global Resources Fund          +43.64%       +15.03%          +2.43%
    U.S. All American Equity Fund       +36.82%       +17.32%          +8.34%
    China Region Opportunity Fund       +38.68%           -                -
    Bonnel Growth Fund                  +28.67%           -                -
    Regent Eastern European Fund        +24.80%           -                -

--------------------------------------------------------------------------------
DIVIDEND SCHEDULE
--------------------------------------------------------------------------------
Annual
o         U.S. Global Resources Fund
o         U.S. World Gold Fund
o         Bonnel Growth Fund
o         Adrian Day Global Opportunity Fund
o         Regent Eastern European Fund

Semi-Annual
o         U.S. Gold Shares Fund
o         U.S. Real Estate Fund

Quarterly
o         U.S. All American Equity Fund
o         China Region Opportunity Fund*
o         U.S. Income Fund

Monthly
o         U.S. Tax Free Fund
o         United Services Near-Term Tax Free Fund

Daily
o         U.S. Treasury Securities Cash Fund
o         U.S. Government Securities Savings Fund

* Has not paid a dividend this year.

--------------------------------------------------------------------------------
Reminders:
--------------------------------------------------------------------------------

2:00 PM Central Time:
         U.S. Gold Shares Fund trading closes
3:00 PM Central Time:
         Trading for all other funds closes.

Between 7:30 AM -1:00 PM Central Time and 3:00-700 PM Central Time are the best times to reach an Investor Representative.

(1)Past performance is no guarantee of future results. Investment principle and returns will fluctuate.

(page 10)
                         SHAREHOLDER REPORT


NEWS & NOTES FROM SHAREHOLDER SERVICES

Information you should have when you call in:
         1        You must be an account owner or an authorized individual on the account.*
         2        The account number or numbers.
         3        The social security or tax identification number on the
                  account.**
         4        Password. This applies only if you have established a
                  password.***

         (GRAPHICS:  Comical picture of two persons using a computer)

                  *For joint accounts the social security number will belong to whoever is listed first on the account.
                  **For UGMA/UTMA accounts the social security number will be the minor's.
                  ***We will not release account information without verification of this item.

HOW CAN I LOCK IN TONIGHT'S CLOSING PRICE?

You can secure tonight's closing price for a set number of shares or a specific dollar amount up to 10 times the value of your account in an equity fund by placing a telephone purchase before the close of trading. You then have 7 business days to get the investment check to us. Telephone purchases alleviate the guess-work and worry involved in simply mailing in a deposit check and wondering where the market will be when it arrives. To place a telephone purchase for tonight's closing price, you must currently have an active account with us, and you must call in before trading for the funds closes.

WHEN WILL I RECEIVE AN ACCOUNT STATEMENT?

Statements will be sent to acknowledge a deposit, an exchange, a redemption, or the payment of dividends. (See the Dividend Schedule chart on page 3 to learn when your fund is scheduled to pay dividends.)

DO I HAVE TO CALL A REPRESENTATIVE TO GET MY ACCOUNT BALANCE?

You have two ways of obtaining your current account information:
         1 Automated Account Access - Option #2 from the main menu provides 24-hour access to your account information. All 13 digits of the account number must be entered (the number listed on your account statements), followed by your account's Personal Identification Number (PIN Number). Keep in mind that the automated system updates only once a day @ 9 PM CST.
         2        Investor Representative - Option #5 from the main menu.
                  Representatives are available from 7:30 AM -7 PM CST. Make sure you have all necessary information to receive account information. Investor Representatives will be happy to give you account information, and they can tell you if there are any pending transactions on your account.

WHAT IS MY PIN NUMBER?

An Investor Representative (1-800-873-8637 option #5) will explain how to access your account.

--------------------------------------------------------------------------------
MARK YOUR CALENDAR
--------------------------------------------------------------------------------
Western Investment in Mining Conference

(GRAPHICS:  Picture of two Calendars)

San Francisco Marriott
San Francisco, CA
November 30 - December 1.
Reserve your complimentary
tickets today. Call 1-800-873-8637.

--------------------------------------------------------------------------------
Coming Soon
--------------------------------------------------------------------------------

ATM cards for the U.S. Treasury Securities Cash Fund will be available soon.

(GRAPHICS: Picture of a card going in a ATM machine)

For more complete information about U.S. Global Investors' funds, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.usfunds.com for a free prospectus. Read it carefully before you invest or send money. It details the special risks, such as political, economic and business risks, of investing in emerging markets.

(page 11)
                         SHAREHOLDER REPORT

YOUR RETIREMENT:
The Roth IRA

On August 5, 1997, President Clinton signed the Taxpayer Relief Act of 1997. Are you aware of the new laws that will affect you as a taxpayer? Even with a $95 billion tax cut, all the fine print makes it hard to discern exactly how the savings can lower your taxes, especially when it comes to something as important as saving for retirement. Below are some of the new rules, how they can benefit you and what you can do to take full advantage of the positive changes Congress has provided for retirement savings.

NEW IRA INFORMATION
Is your IRA deduction worth more to you now or later?
         1        Do you expect your tax bracket to stay the same or even rise once you reach retirement?
         2        Do you expect to have earned income past age 70 1/2?
         3        Do you want to delay mandatory distribution past age 70 1/2?
         4        Does the amount of your annual income limit you to the amount of deductible contributions you can make to a regular IRA?
         5        Are you looking for ways in your estate planning to ease the tax burden for your beneficiaries?

If you answered yes to any of the above questions, you may want to consider opening a Roth IRA. This type of new IRA (which will become available January 1, 1998) allows you to make non-deductible contributions which are tax free when withdrawn. Although you forfeit deductibility when you contribute, you don't pay taxes on any of your earnings. A Roth IRA is especially beneficial for individuals with large savings that may leave them in the same or even a higher tax bracket after retirement. A Roth IRA is also advantageous for individuals who will continue to work after age 70 1/2 and would like to delay IRA distribution, and those who are looking for estate planning benefits for their beneficiaries (since distributions will pass to your beneficiaries free of income tax).

ELIGIBILITY: Your adjusted gross income must be below $95,000 (or $150,000 jointly) in order to contribute to a Roth IRA.

AGE REQUIREMENTS: You may continue to contribute to your Roth IRA after you've reached age 70 1/2. And there is no mandatory distribution age.

CONTRIBUTION RESTRICTIONS: You may contribute the lesser of $2,000 or 100% of earned income per year (just like a regular IRA). However, this is a combined limitation with regular IRAs.

DISTRIBUTIONS: Distributions are tax free and penalty free for any of the following six reasons:
         1        You have reached age 59 1/2 AND you have held your Roth IRA for at least 5 years
         2        To purchase your first home (Up to $10,000)
         3        Higher education expenses
         4        Death or disability
         5        Medical expenses in excess of 7.5% of your annual income
         6        To pay health insurance premiums if you have received 12
                  consecutive weeks of unemployment compensation

--------------------------------------------------------------------------------
GOOD TAX NEWS:
--------------------------------------------------------------------------------

Detailed information and applications for the Roth IRA are in production. If you would like to receive further information as soon as it becomes available, please call 1-800-US-FUNDS.

(GRAPHICS: Picture of Uncle Sam with words I Want You under it)

The Act has de-linked your eligibility to make deductible contributions to your IRA. Effective January 1,1998, if you are not covered by a qualified retirement plan at work, you can make 100% deductible contributions, even if your spouse is covered at work, as long as your joint income does not exceed $150,000.

AVOID THE FEE:

Each IRA account is charged a $10 annual custodial maintenance fee. You may elect to pay this fee by check prior to the the last business day of the year. If the fee is not paid, it will be deducted from your IRA. Avoid the fee with a Free Lifetime IRA: Transfer $10,000 or more to a U.S. Global IRA and we'll waive the custodial fee for the life of your account with us. If you make an IRA contribution of $2,000, we will waive your custodial fee for the year.

(Page 12)

                              SHAREHOLDER REPORT

EXPERT INSIGHTS

Why You Can't Trust Wall Street's Ratings

A few years ago, I was interviewed by Consumer Reports over lunch. The bill came to $15 plus tax and I naturally offered to pick up the tab. But the interviewer raised her hand in protest and insisted on paying her share. No free lunches; no conflicts of interest.

Unfortunately, Wall Street does not operate by the same rules. For example, S&P, Moody's, AM Best and others rate thousands of insurance companies, accepting huge payments from them for each rating. Worse, if a company doesn't like its rating, most Wall Street rating agencies will agree to cease publication of the rating.

This is a blatant conflict of interest that can be devastating to investors. In the early 1990s, the savings of over six million Americans were frozen in failed insurance companies that had been rated "excellent" or "superior" by Wall Street.

The public outcry was so great, Congress asked its nonpartisan watchdog agency, the US General Accounting Office (GAO), to conduct a detailed investigation. The GAO's conclusion: Every one of the Wall Street agencies consistently failed to warn of trouble until after the failures occurred. In one case the GAO found that S&P didn't issue a warning until one year after. In another, S&P withdrew the rating at the company's request prior to the failure and never issued the warning. Many of Best's companies with "unpublished" ratings also failed.(*see sidebar)

If you think financial failures are a thing of the past, look again. Despite low inflation and a strong economy, major failures are taking place right now in an industry that few investors pay attention to: property and casualty insurers. And in the months ahead, many large health companies that have jumped willy-nilly into the business of managed care are going to announce huge revenue declines or outright losses, with some failures inevitable. And if you believe you're immune from Wall Street's ratings game, consider this: Similar conflicts of interest can affect municipal bonds, corporate bonds and money market instruments -- rated by the very same companies that the GAO found to be so inaccurate.

Wall Street's so-called "stock ratings" are equally suspect. Indeed, the very same Wall Street firms that earn big fees for underwriting new bond or stock issues also control most of the stock ratings. At Morgan Stanley, for example, when an individual analyst dares to issue a negative report on a corporate customer, he or she risks getting fired, according to the Wall Street Journal. Dozens of other major Wall Street firms operate in exactly the same way.

There are some exceptions, but they prove the rule. For example, when Merrill Lynch issued a negative report on Conseco a couple of years ago, Conseco fumed. But in this case, Merrill Lynch stood by its analyst. Result: Conseco fired Merrill Lynch as its lead underwriter and switched the business to none other than Morgan Stanley.

So the next time you see a stock rated "buy," "long-term buy," "accumulate buy" or any other of the sugar-coated designations now common on Wall Street, you'll know why they never say "sell." Buyer beware! Stick only with investments that are recommended or managed by advisers who are truly independent.

--------------------------------------------------------------------------------
GUEST COLUMN
--------------------------------------------------------------------------------

(GRAPHICS: Picture of Dr. Martin Weiss)

by Dr. Martin Weiss

Dr. Martin Weiss holds a Ph.D. from Columbia University and is Chairman of Weiss Ratings, Inc. in Palm Beach Gardens, Florida -- the only rating agency that accepts no compensation from the companies it rates and the only one that consistently warned investors of trouble ahead of time, according to the US General Accounting Office.

* The GAO report, Insurance Ratings: Comparison of Private Agency Ratings for Life/Health Insurers, document #B258206, is available from the U.S. General Accounting Office, P.O. Box 6015, Gaithersburg, Maryland 20884-6015. The first copy is free; additional copies are $2.00 each. Weiss' update of the GAO report, Performance Review of Insurance Rating Agencies, is available from Weiss Ratings, Inc., 4176 Burns Road, Palm Beach Gardens, Florida 33410.